Exhibit 99.1

PROMISSORY NOTE

$21,000,000.00
July 6, 2018
Boston, Massachusetts

FOR VALUE RECEIVED, Kadant Inc., a Delaware corporation (“Kadant”), Kadant Johnson LLC, a Delaware limited liability company (“Kadant Johnson”), and Kadant Black Clawson LLC, a Delaware limited liability company (“Kadant Black”) and Verus Lebanon, LLC a Delaware limited liability company having an address c/o Kadant Inc., One Technology Park Drive, Westford, MA 01886 (“Verus”, and together with Kadant, Kadant Johnson, Kadant Black and their respective successors and assigns, the “Borrowers”), promise to pay to Citizens Bank, N.A. (together with its successors and assigns, the “Bank”), or order, at the Bank’s place of business located at 28 State Street, Boston, Massachusetts 02109, or at such other place as the Bank may designate to the Borrowers from time to time, the principal sum of TWENTY-ONE MILLION DOLLARS ($21,000,000.00), together with interest on the unpaid principal balance as set forth below.
1.    Payments of Principal and Interest. Payments of principal and interest shall be made in lawful money of the United States as follows:
(a)    Interest Provisions. Interest on the outstanding principal amount of the Loan shall accrue at a fixed rate equal to Four and 45/100 percent (4.45%) per annum.
(b)    Repayment. Commencing on the first Payment Date and on each subsequent Payment Date, principal in an amount equal to the Principal Repayment Amount plus accrued interest.
(c)    Upon Maturity. All unpaid principal and accrued interest and any other amounts due hereunder shall be paid in full on the Maturity Date.

2.    Definitions.

(a)Business Day. The term “Business Day” means: any day that is neither a Saturday or Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in Boston, Massachusetts.

(b)EDGAR. The term “EDGAR” means the Electronic Data Gathering, Analysis and Retrieval computer system for the receipt, acceptance, review and dissemination of documents submitted to the SEC in electronic format.

(c)Financial Officer. The term “Financial Officer” means, with respect to any Borrower, the chief financial officer, principal accounting officer, treasurer or comptroller of such Borrower (or such other financial officer as is acceptable to the Bank).

(d)Funding Date. The term “Funding Date” means July 6, 2018.

(e)GAAP. The term “GAAP” means generally accepted accounting principles in effect from time to time in the United States.

(f)Loan. The term “Loan” means all amounts outstanding under this Note.

(g)Maturity Date. The term “Maturity Date” means the date that is ten (10) years after

Promissory Note

the date hereof.

(h)Payment Date. The term “Payment Date” means each quarterly payment date set forth in the Schedule A attached hereto and made a part hereof, commencing on the first Payment Date following the date of this Note and continuing through and including the Maturity Date.

(i)Principal Repayment Amount. The term “Principal Repayment Amount” means the amount of Two Hundred Sixty-Two Thousand Five Hundred Dollars ($262,500.00).

(j)subsidiary. The term “subsidiary” means, with respect to any Person (“Topco”), as of any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of Topco in Topco’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power is or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by Topco or one or more subsidiaries of Topco.

(k)Subsidiary. The term “Subsidiary” means any direct or indirect subsidiary of the Borrower or a Loan Party, as the context may require.
3.    Funding of the Loan. On the Funding Date and on terms and subject to the conditions of this Note, the Loan shall be made available to the Borrowers no later than 11:00 a.m. New York time by a deposit to an account of the Borrowers at the Bank (or as otherwise instructed by the Borrowers in writing) in the full principal amount of the Loan.
4.    Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by the Bank, or any person controlling the Bank, and the Bank determines (in its sole but reasonable discretion) that the rate of return on its or such controlling person’s capital as a consequence of its commitments or the Loan made by the Bank is reduced to a level below that which the Bank or such controlling person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by the Bank to the Borrowers, the Borrowers shall immediately pay directly to the Bank additional amounts sufficient to compensate the Bank or such controlling person for such reduction in the rate of return. A statement of the Bank as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers. In determining such amount, the Bank may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.
5.    Prepayment of the Loan.
(a)    The Loan may not be voluntarily prepaid in any amount, within one (1) year after the date hereof. The Loan may be prepaid in whole or in part upon the terms and conditions set forth herein, commencing one (1) year after the date hereof. The Borrowers shall give the Bank, no later than 10:00 a.m., New York City time, at least thirty (30) days’ prior written notice of any proposed prepayment of the Loan, specifying the proposed date of payment and the principal amount to be paid. Each partial prepayment shall be accompanied by all accrued interest on the principal repaid to the date of prepayment. Each partial prepayment of the principal amount shall be in an integral multiple of $100,000 and be accompanied by the

Promissory Note

payment of all charges outstanding and of all accrued interest on the principal repaid to the date of payment. The Borrowers acknowledge that prepayment or acceleration of the Loan shall result in the Bank incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities. Therefore, all full or partial prepayments of the Loan shall be accompanied by, and the Borrowers hereby promise to pay, on each date the Loan is prepaid or the date all sums payable hereunder become due and payable, by acceleration or otherwise, in addition to all other sums then owing, an amount (the “Prepayment Fee”) determined by the Bank pursuant to the following formula:

(i)	no prepayment of the Loan is permitted during the first twelve (12) month period after the date of this Note;

(ii)	two percent (2%) of the amount to be prepaid if prepaid during the second twelve (12) month period after the date of this Note;

(iii)	one percent (1%) of the amount to be prepaid if prepaid during the third twelve (12) month period after the date of this Note; and

(iv)	no Prepayment Fee if prepaid after the third twelve month period after the date of this Note.

(b)Any partial prepayment shall first be applied to accrued interest then due and then to the unpaid principal in reverse order of maturity.
Notwithstanding the forgoing and in the absence of an Event of Default, there shall be no prepayment penalty associated with the application by the Bank of any casualty or condemnation proceeds to the outstanding principal balance of the Loan.
6.    Financial Reports. The Borrowers shall deliver to the Bank the financial reporting required pursuant to the Credit Agreement (as defined below), including without limitation:

(a) as soon as available, but in any event within 90 days after the end of each fiscal year of Kadant, on EDGAR the audited consolidated balance sheet of Kadant and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG LLP or other independent certified public accountants of nationally recognized standing; and; and

(b)as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of Kadant, on EDGAR the unaudited consolidated balance sheet of Kadant and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year end audit adjustments); and

(c)concurrently with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate in the form required pursuant to the Credit Agreement signed by a Financial Officer of Kadant. The Borrowers shall attach to the Compliance Certificate reasonably detailed calculations demonstrating compliance with Section 7, below, if such covenants are required to be tested

Promissory Note

pursuant to Section 7 below.

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with generally acceptable accounting principles in the United States as in effect from time to time applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein and subject to the absence of footnotes with respect to quarterly statements) consistently throughout the periods reflected therein and with prior periods. If the financial reporting requirements set forth in the Credit Agreement are amended after the date hereof, the reporting requirements hereunder shall be deemed to be satisfied if the Borrowers comply with such amended reporting requirements in the Credit Agreement.

7.Financial Covenants. If the Bank ceases to be a party to that certain Amended and Restated Credit Agreement dated as of March 1, 2017, by and among the Bank, Kadant, and certain other parties, as the same may be amended or restated from time to time (the “Credit Agreement”), or the Credit Agreement is terminated, then the Borrowers shall be required to comply with the financial reporting and financial covenants set forth in the Credit Agreement (as they are stated in the version of the Credit Agreement which is effective immediately prior to such cessation or termination) (the “Financial Covenants”), such Financial Covenants to be tested on a quarterly basis as if such Financial Covenants are set forth herein. Any other references to the Credit Agreement in this Note or the other Loan Documents shall be deemed to refer to the most recent version of the Credit Agreement to which the Lender is a party.

8.Default Rate. Without intending to limit any of the other rights and remedies of the Bank, any payment of principal hereunder due at the Maturity Date or upon any acceleration of the Maturity Date which is not paid when due shall bear interest at a rate equal to the Prime Rate plus three percent (3%) per annum (the “Default Rate”).

9.Abatement of Interest. If, at any time, the interest due or payable in accordance with any term or provision of this Note shall exceed the amount permitted by law, notwithstanding anything in this Note to the contrary, the interest payable under such term or provision shall be the highest amount permitted by law.

10.Acceleration. At the option of the Bank, all amounts payable under this Note shall become immediately due and payable without any further demand or notice of any kind upon the occurrence of any Event of Default, as defined in the Mortgages (as defined in Section 19 below).

11.Miscellaneous. The Borrowers and all indorsers and guarantors hereof hereby waive presentment, demand, notice, protest and, except as specifically set forth herein or in any instrument given as security for this Note, all other forms of demand and notice concerning this Note and consent to each and every extension or postponement of the time of payment or other indulgence with respect to this Note, and to each and every substitution, addition, exchange or release of collateral and to the addition, substitution or release of any person primarily or secondarily liable hereunder. No delay or omission by the Bank or other holder hereof in exercising any right or power hereunder shall operate as a waiver of such right or power, and a waiver on one occasion shall not be construed as a waiver or a bar to the exercise of a right on any other occasion. Any provision of this Note which is prohibited by law shall be ineffective to the extent of such prohibition without invalidating any other provision hereof. The rights and remedies of the Bank as provided in this Note shall be cumulative and concurrent, and may be pursued singly, successively, or together against the Borrowers and any guarantor hereof, at the sole discretion of the Bank. The Bank’s failure to exercise any such right or remedy shall in no event be construed as a waiver or release of such right or remedy or of the right to exercise any such right or remedy at any later time.

Promissory Note

12.Payment of Bank’s Expenses. The Borrowers and all indorsers and guarantors of this Note shall pay on demand to the Bank all reasonable costs and expenses of the Bank in connection with protection or enforcement of its rights under this Note, including, without limitation, the Bank’s reasonable attorneys’ fees and expenses incurred by the Bank in protecting or enforcing its rights under this Note, including any proceedings and appeals thereof, and any action to realize upon any judgment against the Borrowers or any indorser or guarantor of this Note obtained by the Bank.

13.Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Note shall be given in accordance with the notice provisions of the Mortgages.

15.Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to conflict of laws provisions therein.

16.Waiver of Rights. In any litigation brought in connection with this Note, the Borrowers and each endorser and guarantor hereby waive the right to interpose any set-off or counterclaim of any nature or description except for set-offs or counterclaims relating to the loan transaction to which this Note relates.

17.Liability. The liability of the Borrowers and all indorsers and guarantors (except to the extent provided or limited by separate written guaranty agreements between the Bank and such guarantors) of this Note are joint and several. No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities to the Bank under the Loan Documents of the person from whom contribution is sought have been satisfied in full.

18.Captions. The captions used herein are for convenience of reference only and shall have no force or effect in the interpretation of any provision of this Note.

19.Security. This Note is secured by (i) a certain Mortgage, Security Agreement, and Assignment of Leases and Rents of even date herewith by Kadant in favor of the Bank (together with all amendments, restatements, modifications, replacements, renewals and extensions thereof, the “Massachusetts Mortgage”) covering certain land and improvements located at 35 Sword Street, Auburn, Worcester County, Massachusetts (the “Massachusetts Property”), (ii) a certain Mortgage of even date herewith by Kadant Johnson in favor of the Bank (together with all amendments, restatements, modifications, replacements, renewals and extensions thereof, the “Michigan Mortgage”) covering certain land and improvements located at 705 and 805 Wood Street, Three Rivers, St. Joseph County, Michigan (the “Michigan Property”), and (iii) a certain Open-End Mortgage, Security Agreement, and Assignment of Rents of even date herewith by Verus in favor of the Bank (together with all amendments, restatements, modifications, replacements, renewals and extensions thereof, the “Ohio Mortgage”) covering certain land and improvements located at 1425 Kingsview Drive, Lebanon, Warren County, Ohio (the “Ohio Property”). The Massachusetts Mortgage, the Michigan Mortgage, and the Ohio Mortgage are collectively referred to herein as the “Mortgages.” The Massachusetts Property, the Michigan Property, and the Ohio Property are collectively referred to herein as the “Mortgaged Properties.”

20.CONSENT TO JURISDICTION; WAIVERS
THE BORROWERS HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMIT TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, AND (B) WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE

Promissory Note

LAWS OF ANY STATE (I) TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS, AND (III) TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. THE BORROWERS HERETO HEREBY (A) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGE THAT THEY AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS NOTE AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.
THE BORROWERS AGREE THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED DIRECTED TO THE BORROWERS AT THE ADDRESS SET FORTH IN SECTION 13 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT THE BANK FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY COLLATERAL AND AGAINST THE BORROWERS, AND AGAINST ANY PROPERTY OF THE BORROWERS, IN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE BORROWERS AND THE BANK HEREUNDER OR THE SUBMISSION HEREIN BY THE BORROWERS TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS.
By acceptance of this Note, the Bank waives any and all rights under the laws of any state to trial by jury.

21.CONDITIONS PRECEDENT

The Bank shall not be obligated to establish the Loan and advance the proceeds thereof to the Borrowers unless the Borrowers are in compliance with the provisions of this Note and each of the following additional conditions precedent has been satisfied:

(a)    Loan Documents. The Borrowers shall have executed and delivered to the Bank the Loan Documents in form and substance satisfactory to the Bank. The Borrowers shall have fully cooperated with the Bank in achieving the perfection of any security interests granted to the Bank under the Loan Documents, including, without limitation, the delivery by the Borrowers to the Bank of any documents, information, materials, and consents as may be necessary to perfect any security interests granted to the Banks under the Loan Documents.

(b)    Title Insurance. The Bank shall have received a full coverage ALTA form of title insurance policy for each Mortgaged Property in an amount equal to the fair market value of each Mortgaged Property, as applicable (or, in lieu of a policy, a title insurance commitment containing the title insurance company’s agreement to issue such policy upon recording of each Mortgage) insuring that each Mortgage is a valid first priority lien on the Borrowers’ unencumbered fee simple estate of good and marketable title in the Mortgaged Properties, subject only to such title exceptions as shall be reviewed and approved by the Bank’s legal counsel.

Promissory Note

The form of such title insurance policy and the issuer thereof shall be subject to the approval of the Bank, and the cost of such title insurance, any endorsements thereto requested by the Bank (including, without limitation, an ALTA 3.1 zoning endorsement), and any additional fees incurred by the Bank or the Bank’s legal counsel shall be paid solely by the Borrowers.

(c)    Title Clearing Matters. The Borrowers shall have provided to the Bank (i) evidence that all real estate taxes and other municipal charges affecting the Mortgaged Properties have been paid in full as of the date hereof and (ii) a current payoff quotation, in form and substance reasonably satisfactory to the Bank, issued by the holder of any indebtedness secured by the Mortgaged Properties.

(d)    Survey; Flood Hazard & Insurance. Unless waived in writing by the Bank, the Bank shall have received and approved a Survey for each Mortgaged Property. Each Survey shall contain a certification by a registered surveyor that the Mortgaged Properties conform to dimensional requirements of zoning and building ordinances and restrictions of record and shall also contain a certification by the surveyor as to whether any Mortgaged Property is in a designated flood hazard area. If such Survey or the Bank’s own flood hazard certification indicates that any Mortgaged Property is located in a flood hazard area, the Borrowers shall have purchased flood insurance in an amount as required by the Bank in the Mortgages, which insurance shall name the Bank as loss payee. “Survey” means an instrument survey (or, if acceptable to the Bank, a mortgage plot plan) which describes the outline of the Mortgaged Properties by metes and bounds and clearly identifies the location of all easements, encroachments, rights of way, and foundations constructed on the Mortgaged Properties.

(e)    Insurance. The Borrowers shall have furnished to the Bank evidence satisfactory to the Bank of the insurance coverage for the Borrowers and the Mortgaged Properties as required in Section 1.7 of the Mortgages (along with evidence of payment of the premium therefor annually in advance).

(f)    Opinions. The Bank shall have received and approved (i) an opinion of legal counsel to the Borrowers in form and content reasonably satisfactory to the Bank and its legal counsel, dated as of the date hereof, regarding the legal existence of the Borrowers, the authority of the Borrowers to execute all Loan Documents, the enforceability of the Loan Documents against the Borrowers, and the existence of any pending or threatened litigation against the Borrowers and the Mortgaged Properties; and (ii) unless waived in writing by the Bank, an opinion of legal counsel to the Borrowers in form and content reasonably satisfactory to the Bank and its legal counsel, dated as of the date hereof, that the Mortgaged Properties comply with applicable zoning laws and regulations of governmental authorities.

(g)    USA PATRIOT ACT. The Bank shall have received all documentation and other information requested by them and required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act. Each Bank that is subject to the USA PATRIOT Act and the Bank hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Bank to identify each Borrower in accordance with the USA PATRIOT Act. Each Borrower shall, and shall cause each subsidiary to, provide such information and take such actions as are reasonably requested by the Bank in maintaining compliance with the USA PATRIOT Act. “USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

(h)    Searches. The Bank shall have received searches of the appropriate Uniform Commercial Code filing office showing no lien affecting any collateral for the Loan, other than those liens in favor of the Bank; and searches evidencing that the Borrowers are not affected by any state or federal tax lien.

Promissory Note

(i)    Appraisals. The Bank shall have received and accepted appraisals of the Mortgaged Properties evidencing a Loan to Value Ratio for the Mortgaged Properties of not more than eighty-five percent (85%). “Loan to Value Ratio” means the ratio achieved by dividing the outstanding principal balance under this Note by the aggregate fair market value of the Mortgaged Properties (based upon its “as is” value), as determined by a current appraisal ordered by the Bank at the Borrowers’ sole expense.

(j)    Environmental; Property Reports. The Borrowers shall have delivered to the Bank all environmental reports, property condition reports, and zoning reports and analyses regarding the Mortgaged Properties in the possession of the Borrowers. The Bank shall also have received such additional environmental reports and analyses regarding the Mortgaged Properties as requested by the Bank and in form and substance satisfactory to the Bank evidencing the absence of oil and hazardous materials on or affecting the Mortgaged Properties. The cost of such reports and analyses shall be borne solely by the Borrowers.

(k)    Bank’s Fees and Expenses. The Borrowers shall have paid an origination fee in the amount of $52,500.00 to the Bank and shall have reimbursed to the Bank all fees and expenses incurred by the Bank in connection with the Loan, including, without limitation, reasonable legal fees and expenses and expenses for appraisals, flood hazard determinations, and environmental assessments.

(l)    Additional Documents & Information. The Borrowers shall have provided to the Bank such additional documents and information related to the transactions contemplated hereby as the Bank may reasonably request.

[Remainder of Page Left Intentionally Blank]

Promissory Note

Executed as a sealed instrument as of the date set forth above.

BORROWERS:

KADANT INC.

/s/ Stacy D. Krause	By: /s/ Daniel J. Walsh
Witness	Name: Daniel J. Walsh
Title: Treasurer

KADANT JOHNSON LLC

By: Kadant Inc., its sole member

/s/ Stacy D. Krause	By: /s/ Daniel J. Walsh
Witness	Name: Daniel J. Walsh
Title: Treasurer

KADANT BLACK CLAWSON LLC

By: Kadant Inc., its sole member

/s/ Stacy D. Krause	By: /s/ Daniel J. Walsh
Witness	Name: Daniel J. Walsh
Title: Treasurer

VERUS LEBANON, LLC

By: Sundance Partners LLC, its sole member
By: Kadant Black Clawson LLC, its sole member

By: Kadant Inc., its sole member

/s/ Stacy D. Krause	By: /s/ Daniel J. Walsh
Witness	Name: Daniel J. Walsh
Title: Treasurer

Promissory Note

SCHEDULE A

QUARTERLY PAYMENT DATES

September 28, 2018
December 28, 2018
March 29, 2019
June 28, 2019
September 27, 2019
December 27, 2019
March 27, 2020
June 26, 2020
September 25, 2020
December 31, 2020*
April 2, 2021
July 2, 2021
October 1, 2021
December 31, 2021
April 1, 2022
July 1, 2022
September 30, 2022
December 30, 2022
March 31, 2023
June 30, 2023
September 29, 2023
December 29, 2023
March 29, 2024
June 28, 2024
September 27, 2024
December 27, 2024
March 28, 2025
June 27, 2025
September 26, 2025
January 2, 2026
March 27, 2026
June 26, 2026
September 25, 2026
December 31, 2026*
April 2, 2027
July 2, 2027
October 1, 2027
December 31, 2027
March 31, 2028
June 30, 2028

Promissory Note